2003 Analyst/Investor Conference

1

Forward-Looking Statements

These presentations contain forward-looking statements. Company management cautions readers that the assumptions, which form the basis for the forward-looking statements, include many factors that are beyond company management's ability to control or estimate precisely. Those factors include, but are not limited to, the following: changes in industrial, commercial, and residential growth in the company's service territories and those of the company's subsidiaries;
changes in price and demand for natural gas and related products; impact of changes in state and federal legislation and regulation, including various orders of the state public service commissions and the Federal Energy Regulatory Commission, on the gas and electric industries and on the company, including the impact of Atlanta Gas Light Company's performance based rate plan; effects and uncertainties of deregulation and competition, particularly in markets where prices and providers historically have been regulated, unknown risks related to nonregulated businesses, and unknown issues such as the stability of certificated marketers;
impact of Georgia's Natural Gas Consumers' Relief Act of 2002; concentration of credit risk in certificated marketers and the company's wholesale services segment's counterparties; excess network capacity and demand/growth for dark fiber in metro network areas of AGL Networks'
customers; AGL Networks' introduction and market acceptance of new technologies and products, as well as the adoption of new networking standards; ability of AGL Networks to produce sufficient capital to fund its business; ability to negotiate new contracts with telecommunications providers for the provision of AGL Networks' dark-fiber services; industry consolidation; performance of equity and bond markets and the impact on pension fund costs;
impact of acquisitions and divestitures; changes in accounting policies and practices issued periodically by accounting standard-setting bodies; direct or indirect effects on the company's business, financial condition or liquidity resulting from a change in the company's credit ratings or the credit ratings of the company's competitors or counterparties; interest rate fluctuations, financial market conditions, and general economic conditions; uncertainties about environmental issues and the related impact of such issues; impact of changes in weather upon the temperature-
sensitive portions of the company's business; and other risks described in the company's documents on file with the Securities and Exchange Commission.

AGL Networks
A Defensive Telecomm Strategy

Rick Fehl

Executive Vice President & Chief Operating Officer

AGL Networks

AGLN – What Business Are We In?

Dark fiber networks that serve as wholesale infrastructure
platforms for carrier/provider and enterprise customers

Basic fiber connectivity

Acquisition or construction of conduit systems

Construction of lateral connections to buildings

Installation of fiber optic cables

Network maintenance and monitoring

We operate in Atlanta and Phoenix

We provide back-to-back fiber leasing in Richmond, Kansas
City and St. Louis

Inter-Exchange
Long Haul Networks
City
City
IXC
Metro Core and Access
Networks
Atlanta
Phoenix
St Louis
Kansas City
Richmond
AGLN
provides
optical
backbone
Carrier Hotel's
IXC PoP's
Local Central Offices
Last Mile Network connecting Edge
devices with Business and Residence
Enterprise
DSL
Voice
Circuit switched traffic
migrating to packet

2003 Analyst/Investor Conference

3

AGL Resources

Network Architecture

SEP 14 2002

2003 Analyst/Investor Conference 4

AGL Resources

Underground Construction

Fiber Interconnection Facility

A Brief Industry Perspective

Technology – Converged networks – Are we there
yet?

FCC’s Triennial Review – Will it drive investment?

Storage Area Networks – Business continuity needs.

Life is returning to the industry; but we remain cautious
and conservative

70
60
50
40
30
20
10
0
Increase
Decrease
Stay the Same
2002
2003
2004

2003 Analyst/Investor Conference
7

AGL Resources

Enterprises are Expecting Their
Communications Budgets to Rise

Source: Yankee Group survey of enterprises (more than 500 employees),

3rd Quarter 2003

Planning to purchase dark fiber from another carrier in the next 12 months?	Overall	ILEC	CLEC	Reseller	ISP	Wireless Carrier	IXC
Yes	**67%**	65%	77%	71%	73%	33%	67%
No	**33%**	35%	23%	29%	27%	67%	33%
n= respondents using dark fiber	*76*	*23*	*13*	*7*	*15*	*6*	*12*

2003 Analyst/Investor Conference

8

AGL Resources

Survey Says…

Today’s dark fiber users intend to purchase more over the next year.

Dark fiber users’ future purchasing plans

Source: The Yankee Group, 2003

2003 Analyst/Investor Conference

9

AGL Resources

Network Utilization
Signed Contracts

As of 9/30/03

Sheath

%

Connected

Market

Miles

Built

Utilization

Utilization

Sites

Atlanta

220

41,682

3,911

9.4%

77

Phoenix

64

15,545

904

5.8%

16

Richmond

53

699

699

100%

4

Kansas City

60

714

714

100%

4

St. Louis

6

67

67

100%

4

Totals

403

58,707

6,295

10.7%

105

Fiber Miles

CLEC/ISP/IXC
46%
Enterprise
54%

2003 Analyst/Investor Conference 10

A Balanced Portfolio
Customer Mix as of September 30, 2003

$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0

11

AGL Resources

Financial Summary Since Inception

Totals (in millions):

Earned Revenue     $   7.6

Deferred Revenue   $ 36.7

Cash Invested        $ 37.1

Capital                    $ 65.2

Deferred Revenue

Earned Revenue

Cash

Capital

Unrecovered Investment = $31 million

NPV of non-deferred term contracts = $19 million

AGLN – What’s Next?

Continue focus on existing networks

Continue disciplined investment approach

Manage sales expense

Drive increasing capacity utilization

Be a positive earnings contributor